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                                                                      Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------
As of December 31, 1997, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.
                                                                %
                                                                Voting
                                                                Stock
                                                 Organized      Owned
                                                 Under          By
Names of Subsidiaries                            Laws of:       Parent
---------------------                            ---------      ------
Hamilton Investments, Inc.                       Delaware       100%
  Craig-Hallum Corporation                       Delaware       100%
Household Bank, f.s.b                            U.S.           100%
  HHTS, Inc.                                     Illinois       100%
  Household Bank (SB), N.A.                      U.S.           100%
    Household Affinity Funding Corporation       Delaware       100%
  Household Service Corporation
    of Illinois, Inc.                            Illinois       100%
   Household Insurance Services, Inc.            Illinois       100%
  Housekey Financial Corporation                 Illinois       100%
   Household Mortgage Services, Inc.             Delaware       100%
Household Capital Corporation                    Delaware       100%
Household Commercial Canada Inc.                 Canada         100%
Household Finance Corporation                    Delaware       100%
  HFC Auto Credit Corp.                          Delaware       100%
  HFC Card Funding Corporation                   Delaware       100%
  HFC Funding Corporation                        Delaware       100%
  HFC Revolving Corporation                      Delaware       100%
  HFS Funding Corporation                        Delaware       100%
  Household Acquisition Corporation              Delaware       100%
   HFTA Corporation                              Delaware       100%
    First Credit Corporation                     Delaware       100%
    HFTA Consumer Discount Company               Pennsylvania   100%
    HFTA First Financial Corporation             California     100%
    HFTA Second Corporation                      Alabama        100%
    HFTA Third Corporation                       Delaware       100%
    HFTA Fourth Corporation                      Minnesota      100%
    HFTA Fifth Corporation                       Nevada         100%
    HFTA Sixth Corporation                       Nevada         100%
    HFTA Seventh Corporation                     New Jersey     100%
    HFTA Eighth Corporation                      Ohio           100%
    HFTA Ninth Corporation                       West Virginia  100%
    HFTA Tenth Corporation                       Washington     100%








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                                                                %
                                                                Voting
                                                                Stock
                                                 Organized      Owned
                                                 Other          By
Names of Subsidiaries                            Laws of:       Parent
---------------------                            ---------      ------
   Household Auto Corporation                    Delaware       100%
   Household Finance Corporation of Hawaii       Hawaii         100%
   Household Realty Corporation (1997)
    Limited                                      B.C.           100%
   Pacific Finance Loans                         California     100%
 Household Automotive Finance Corporation        Delaware       100%
  ACC Funding Corp.                              Delaware       100%
  ACC Receivables Corp.                          Delaware       100%
  Household Automotive Funding Corporation       Delaware       100%
  OFL-A Receivables Corp.                        Delaware       100%
 Household Bank (Nevada), N.A.                   U.S.           100%
  Household Card Funding Corporation             Delaware       100%
  Household Receivables Funding Corporation      Nevada         100%
  Household Receivables Funding                  Delaware       100%
    Corporation II
  Household Receivables Funding, Inc.            Delaware       100%
Household Capital Markets, Inc.                  Delaware       100%
Household Card Services, Inc.                    Nevada         100%
  Household Bank (Illinois), N.A.                U.S.           100%
 Household Consumer Loan Corporation             Nevada         100%
 Household Corporation                           Delaware       100%
 Household Credit Services, Inc.                 Delaware       100%
 Household Credit Services of Mexico, Inc.       Delaware       100%
 Household Finance Receivables Corporation II    Delaware       100%
 Household Financial Services, Inc.              Delaware       100%
 Household Group, Inc.                           Delaware       100%
  AHLIC Investment Holdings Corporation          Delaware       100%
  Arcadia General Insurance Company              Arizona        100%
  Arcadia Insurance Administrators, Inc.         Delaware       100%
  Arcadia National Life Insurance Company        Arizona        100%
  Cal-Pacific Services, Inc.                     California     100%
  HFS Investments, Inc.                          Nevada         100%
  Household Insurance Agency, Inc.               Michigan       100%
  Household Insurance Company                    Michigan       100%
  Household Life Insurance Co. of Arizona        Arizona        100%
  Household Life Insurance Company               Michigan       100%
  Household Business Services, Inc.              Delaware       100%
  Household Commercial Financial                 Delaware       100%
   Services, Inc.
   Business Realty Inc.                          Delaware       100%
    Business Lakeview, Inc.                      Delaware       100%
   Capital Graphics, Inc.                        Delaware       100%
   Color Prelude Inc.                            Delaware       100%
   HCFS Business Equipment Corporation           Delaware       100%








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                                                                %
                                                                Voting
                                                                Stock
                                                 Organized      Owned
                                                 Under          By
Names of Subsidiaries                            Laws of:       Parent
---------------------                            ---------      ------
HFC Commercial Realty, Inc.                      Delaware       100%
    G.C. Center, Inc.                            Delaware       100%
    Com Realty, Inc.                             Delaware       100%
     Lighthouse Property Corporation             Delaware       100%
    Household OPEB I, Inc.                       Illinois       100%
    Land of Lincoln Builders, Inc.               Illinois       100%
    PPSG Corporation                             Delaware       100%
    Steward's Glenn Corporation                  Delaware       100%
   HFC Leasing, Inc.                             Delaware       100%
    First HFC Leasing Corporation                Delaware       100%
    Second HFC Leasing Corporation               Delaware       100%
    Valley Properties Corporation                Tennessee      100%
    Fifth HFC Leasing Corporation                Delaware       100%
    Sixth HFC Leasing Corporation                Delaware       100%
    Seventh HFC Leasing Corporation              Delaware       100%
    Eighth HFC Leasing Corporation               Delaware       100%
    Tenth HFC Leasing Corporation                Delaware       100%
    Eleventh HFC Leasing Corporation             Delaware       100%
    Thirteenth HFC Leasing Corporation           Delaware       100%
    Fourteenth HFC Leasing Corporation           Delaware       100%
    Seventeenth HFC Leasing Corporation          Delaware       100%
    Nineteenth HFC Leasing Corporation           Delaware       100%
    Twenty-second HFC Leasing Corporation        Delaware       100%
    Twenty-sixth HFC Leasing Corporation         Delaware       100%
    Beaver Valley, Inc.                          Delaware       100%
    Hull 752 Corporation                         Delaware       100%
    Hull 753 Corporation                         Delaware       100%
    Third HFC Leasing Corporation                Delaware       100%
     Macray Corporation                          California     100%
    Fourth HFC Leasing Corporation               Delaware       100%
     Pargen Corporation                          California     100%
    Fifteenth HFC Leasing Corporation            Delaware       100%
     Hull Fifty Corporation                      Delaware       100%
   Household Capital Investment Corporation      Delaware       100%
    B&K Corporation                              Michigan        94%
   Household Commercial of California, Inc.      California     100%
   OLC, Inc.                                     Rhode Island   100%
    OPI, Inc.                                    Virginia       100%
  Household Finance Consumer Discount Company    Pennsylvania   100%
   Overseas Leasing Two FSC, Ltd.                Bermuda         99%
  Household Finance Corporation II               Delaware       100%
  Household Finance Corporation of Alabama       Alabama        100%
  Household Finance Corporation of California    Delaware       100%










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


                                                                %
                                                                Voting
                                                                Stock
                                                 Organized      Owned
                                                 Under          By
Names of Subsidiaries                            Laws of:       Parent
---------------------                            --------       ------
  Household Finance Corporation of Nevada        Delaware       100%
   Household Finance Realty Corporation of       Delaware       100%
     New York
  Household Finance Corporation of
    West Virginia                                West Virginia  100%
  Household Finance Industrial Loan Company      Washington     100%
  Household Finance Industrial Loan Company      Iowa           100%
    of Iowa
  Household Finance Realty Corporation of        Delaware       100%
    Nevada
   Household Finance Corporation III             Delaware       100%
    Amstelveen FSC, Ltd.                         Bermuda         99%
    HFC Agency of Connecticut, Inc.              Connecticut    100%
    HFC Agency of Michigan, Inc.                 Michigan       100%
    HFC Agency of Missouri, Inc.                 Missouri       100%
    Night Watch FSC, Ltd.                        Bermuda         99%
    Household Realty Corporation                 Delaware       100%
     Overseas Leasing One FSC, Ltd.              Bermuda        100%
    Overseas Leasing Four FSC, Ltd.              Bermuda         99%
    Overseas Leasing Five FSC, Ltd.              Bermuda         99%
   Household Retail Services, Inc.               Delaware       100%
    HRSI Funding, Inc.                           Nevada         100%
  Household Financial Center Inc.                Tennessee      100%
  Household Industrial Finance Company           Minnesota      100%
  Household Industrial Loan Co. of Kentucky      Kentucky       100%
  Household Insurance Agency, Inc.               Nevada         100%
  Household Recovery Services Corporation        Delaware       100%
  Household Relocation Management, Inc.          Illinois       100%
  Mortgage One Corporation                       Delaware       100%
  Mortgage Two Corporation                       Delaware       100%
  Pacific Agency Inc.                            Nevada         100%
  Sixty-First HFC Leasing Corporation            Delaware       100%
 Household Pooling Corporation                   Nevada         100%
 Household Receivables Acquisition Company       Delaware       100%
Household Financial Group, Ltd.                  Delaware       100%
Household Global Funding, Inc.                   Delaware       100%
 Household International (U.K.) Limited          England        100%
  D.L.R.S. Limited                               Cheshire       100%
  HFC Bank plc                                   England        100%
   Hamilton Financial Planning ServicesLimited   England        100%
   Hamilton Insurance Company Limited            England        100%
   Hamilton Life Assurance Co. Limited           England        100%












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                                                                %
                                                                Voting
                                                                Stock
                                                 Organized      Owned
                                                 Under          By
Names of Subsidiaries                            Laws of:       Parent
---------------------                            ---------      ------
   HFC Pension Plan Limited                      England        100%
   Household Funding Limited                     England        100%
   Household Investments Limited                 England/Wales  100%
   Household Leasing Limited                     England        100%
   Household Management Corporation Limited      England/Wales  100%
  Household Overseas Limited                     England        100%
   Household International Netherlands, B.V.     Netherlands    100%
 Household Financial Corporation Limited         Ontario        100%
  Household Finance Corporation of Canada        Canada         100%
  Household Realty Corporation Limited           Ontario        100%
  Household Trust Company                        Canada         100%
  Merchant Retail Services Limited               Ontario        100%
Household Reinsurance Ltd.                       Bermuda        100%







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